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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2002


                    PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.
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             (Exact name of Registrant as specified in its charter)


                                 North Carolina
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                  (State or other jurisdiction of incorporation)


                  0-27570                                 56-1640186
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          (Commission file Number)                 (IRS Employer ID Number)


            3151 South 17th Street, Wilmington, North Carolina 28412
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      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code           910-251-0081
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                                    NA
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          (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant.

         On February 25, 2002, Pharmaceutical Product Development, Inc. ("PPD") dismissed its independent accountant, PricewaterhouseCoopers LLP ("PwC"), and engaged Deloitte & Touche LLP as its new independent accountant for the fiscal year ending December 31, 2002.

         The reports prepared and issued by PwC on PPD's financial statements for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to change independent accountants was recommended by PPD's finance and audit committee and approved by PPD's board of directors.

         During PPD's two most recent fiscal years and through the date of PwC's dismissal, there have been no disagreements between PPD and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.

         As required by Item 304(a)(3) of Regulation S-K, PPD has furnished PwC with the disclosures contained in this Item 4 and requested that PwC furnish PPD with a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by PPD in this Item 4. A copy of the letter dated February 28, 2002 from PwC to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         Exhibit No.                Description
         ----------                 ------------
         16.1                       Letter dated February 28, 2002 from
                                    PricewaterhouseCoopers LLP to the Securities and Exchange Commission.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Pharmaceutical Product Development, Inc.



Date: March 4, 2002                    /s/ Philippe M. Maitre
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                                       Philippe M. Maitre
                                       Chief Financial Officer